Newcrest

Resources

Inc.

August 15, 2008

Mr. Kenneth D. Cunningham

President

Miranda U.S.A., Inc.

5900 Philoree Lane

Reno, Nevada 89511

Re: Horse Mountain Project, Lander County, Nevada

Dear Mr. Cunningham:

The purpose of this letter (Letter Agreement) is to set forth binding contract terms between Miranda U.S.A., Inc., a Nevada corporation (Miranda) and Newcrest Resources, Inc., a Colorado corporation (Newcrest) for a farm in and joint venture arrangement in relation to the Horse Mountain Project constituted by the leasehold interest in (a) the unpatented claims in Lander County, Nevada listed in Exhibit A of the Mining Lease Agreement between Miranda and Bruce Miller dated November 23, 2004 described in Attachment 1 hereto (Lease) and (b) 20 HMF claim fractions that have been transferred by Miranda to Bruce Miller, also more particularly described in Attachment 1 hereto  (collective, the Project).

1.

Grant of Exclusive Right to Acquire Interest in Project and Enter into Joint Venture Agreement.  Miranda hereby grants to Newcrest the exclusive right to acquire an undivided interest in the Project, subject to the terms and conditions of this Letter Agreement and a Joint Venture Agreement, which shall be based upon the Rocky Mountain Mineral Law Foundation's Model Exploration, Development and Mine Operating Agreement, 1996 Edition (Form 5A), unless the parties (in their respective discretions) subsequently agree to use instead the Rocky Mountain Mineral Law Foundation's Form 5A LLC Model Exploration, Development and Mining Limited Liability Company, as more specifically described in paragraph 7 below.

1536 Cole Blvd.

Suite 210

Lakewood, Colorado

80401

U.S.A.

Telephone

(720) 274-0978

Facsimile

(720) 274-0983

info@

newcrestamer.com

2.

Miranda Property Obligations.  Miranda will at its cost procure as soon as possible the granting of written express consent by Bruce Miller to this Letter Agreement (including to any transfer to Newcrest of an interest in the Project, subject to Newcrest executing and delivering a written instrument as referred to in Section 40.1 of the Lease).  Miranda shall also procure from Bruce Miller an executed Memorandum of Mining Lease Agreement concerning the Project (including as amended to include the 20 HMF claim fractions that have been transferred by Miranda to Bruce Miller) in recordable form reasonably satisfactory to Newcrest and have that memorandum recorded.  Miranda undertakes to complete these obligations as soon as possible.  If any of these obligations are not completed by 30 September 2008 (or any later date that Newcrest may in its discretion notify in writing to Miranda), Newcrest may terminate this Letter Agreement and the parties shall have no further obligation to each other.

3.

Memorandum for Recording.  Miranda shall by 31 August 2008 deliver to Newcrest a Memorandum of Option in the form attached hereto as Attachment 2, duly executed and notarized, for purposes of documenting of record Newcrest’s right to acquire a 60% undivided interest in the Project as provided in paragraph 4 below and, upon such acquisition of a 60% interest, the option to acquire an additional 10% undivided interest in the Project as provided in paragraph 5 below.

4.

Newcrest Work Expenditures.  In this Agreement the “Effective Date” is May 15, 2008.  In order to maintain this Letter Agreement in effect and maintain its right to earn an undivided 60% interest in the Project, Newcrest must incur the Work Expenditures described below.  If Newcrest fails to do so, the sole effect shall be termination of this Letter Agreement as of the applicable deadline, except for the $500,000 Work Expenditure for due on or before the first anniversary of the Effective Date, including certain lease and claim maintenance payments, as provided in paragraph 4.B below.

A.

Newcrest shall expend the following amounts as “Work Expenditures” on or before each designated anniversary of the Effective Date on Exploration (as defined in Form 5A) operations on or for the benefit of the Project:

Anniversary of Effective Date	Incremental Amount	Cumulative Amount
First	$ 500,000	$ 500,000
Second	$ 750,000	$1,250,000
Third	$1,000,000	$2,250,000
Fourth	$1,000,000	$3,250,000

Any excess Work Expenditures by Newcrest over the applicable minimum cumulative requirement due as of any anniversary of the Effective Date will carry over to (and counted towards) the remaining annual expenditure requirements for subsequent annual periods.

B.

If this Letter Agreement terminates within 60 days of the due dates for any lease or other contractual payments related to the Project or within 60 days of the deadline for annual BLM maintenance fees for unpatented claims within the Project, Newcrest shall be obligated to make those payments or pay those fees, as applicable.  No part of the Project shall be dropped or released while this Letter Agreement remains in effect, unless both Newcrest and Miranda approve of same in writing.  For purposes of determining what charges and costs will credit against the above expenditure requirements, the parties shall utilize the Accounting Procedures attached as Exhibit B to Form 5A, with the exceptions that (i) advance royalty payments to Bruce Miller under the Lease shall not constitute Allowable Costs under the Accounting Procedures, as described in paragraph 8 of this Letter Agreement, and (ii) the charge under Subsection 2.13(a)(i) of those Accounting Procedures for Newcrest's home office and general and administrative expenses shall be a flat fee of 5.0% of all Allowable Costs (as defined in those Accounting Procedures as herein modified).  Newcrest and Miranda agree that this figure may be adjusted upward if Newcrest can demonstrate by audited statements that home office and general and administrative expenses related to the Joint Venture are greater than 5.0% of all Allowable Costs and that the percentage charge should be raised by at least 1.0 to a total of 6.0% or higher.  Any such increase must be reconfirmed on an annual basis, and if not reconfirmed the percentage charge allowed will revert to 5.0%.

Newcrest must comply with the $500,000 minimum Work Expenditure requirement due before the first anniversary of the Effective Date before being entitled to withdraw.

C.

Responsibility for Reclamation and Environmental Conditions:  Unless and until the parties enter into a Joint Venture Agreement pursuant to paragraph 7. below:

(a)

Newcrest shall have sole responsibility and liability, to the extent that such liabilities may be imposed by law, regulation or governmental agency, for reclamation of disturbances of the Project caused by its Exploration operations pursuant to paragraph 4.B above; and

(b)

Miranda shall retain sole responsibility and liability for all other environmental conditions of the Project, to the extent that such liabilities may be imposed by law, regulation or governmental agency.

If and at such time as the parties enter into the Joint Venture Agreement pursuant to paragraph 7. below, such responsibility and liability for the environmental conditions of the Project, regardless of when created, shall thereafter be borne by the Joint Venture.

Upon completion of the Work Expenditures in the amount of $3,250,000, Miranda shall deliver to Newcrest an Assignment substantially in the form of Attachment 3 hereto assigning to Newcrest a 60% undivided interest in the Project.

5.

Newcrest's Right to Earn Additional 10% Participating Interest.  If Newcrest earns a 60% undivided interest in the Project pursuant to paragraph 4, it will then have the option to increase its interest in the Project to 70% by spending a further US$5,000,000 on Exploration Work Expenditures at the Project within a further 3 years from completion of the initial Work Expenditures.  Upon completion of these additional Work Expenditures in the amount of $5,000,000, Miranda shall deliver to Newcrest an Assignment substantially in the form of Attachment 3 hereto assigning to Newcrest an additional 10% undivided interest in the Project.

6.

Failure to Earn.  If Newcrest fails to expend the cumulative amount due as of any anniversary of the Effective Date and at least $3,250,000 for Work Expenditures by the fourth anniversary of the Effective Date, then subject to the cure provision below in this paragraph, this Letter Agreement shall terminate as of that date, and Newcrest shall deliver to Miranda a quitclaim and release of all right, title and interest of Newcrest in and to the Project.  If Newcrest is deficient as to its cumulative Work Expenditure as of any anniversary of the Effective Date, Newcrest may cure the deficiency by paying the deficiency amount directly to Miranda within 15 days after notice of the deficiency from Miranda.  If Newcrest earns the 60% undivided interest in the Project and elects to earn an additional 10% undivided interest in the Project pursuant to paragraph 5, above, and thereafter fails to make the required Work Expenditures within the three years allowed, then Newcrest shall retain the initial 60% it has earned, the right to earn any additional interest pursuant to paragraph 5 shall terminate and the Joint Venture shall commence as described in paragraph 7 below.

7.

Conditions for Entering into Joint Venture Agreement.  At such time as Newcrest has (a) expended  $3,250,000 for Work Expenditures pursuant to paragraph 7 above in order to earn a 60% interest in the Project pursuant to Section paragraph 7 and elects not to increase that interest, or (b) has expended a total of $8,250,000 in order to earn a 70% interest in the Project pursuant to paragraph 5:

A.

The parties shall enter into a Joint Venture Agreement, based upon Form 5A, which shall be modified so as to be consistent with the provisions of this Letter Agreement and to incorporate the terms contained in Attachment 4 hereto;

C.

Newcrest shall contribute as its Initial Contribution pursuant to Section 5.1 of Form 5A its undivided 60% or 70% interest, as applicable, in the Project;

D.

Miranda shall contribute as its Initial Contribution pursuant to Section 5.1 of Form 5A its undivided 40% interest or 30% interest in the Project, as applicable; and

E.

Upon negotiation and execution of a definitive Joint Venture Agreement, this Letter Agreement shall terminate, and all subsequent operations on and for the benefit of the Project shall be governed by the Joint Venture Agreement.

F.

At any time while Newcrest is earning its interest in the Project, either party may prepare the form of Joint Venture Agreement it proposes to be used upon earn-in.  Each party covenants to negotiate diligently and in good faith to reach agreement on the terms and conditions of the definitive Joint Venture Agreement prior to the time Newcrest has earned in pursuant to paragraph 4.

G.

Delay in negotiating the definitive Joint Venture Agreement shall not delay the Joint Venture becoming effective in accordance with the terms of this Letter Agreement, with the following terms being operative:

(a)

a joint venture will be deemed to be established between the parties for the exploration and, if warranted, development of the Project;

(b)

each party will be deemed to have contributed its Project interest share, or (up to a decision to mine) each party’s Project interest shall be subject to dilution, applying the formula in Form 5A, without any acceleration factor;

(c)

Newcrest will be manager of the joint venture and entitled to a 5% administrative fee; and

(d)

each party will have voting rights regarding operations of the joint venture in the same proportion as its undivided interest in the Project.

8.

Property Payments.  Newcrest will meet advance royalty payments due to Bruce Miller under the Lease whilst it is earning in.  These payments will not count towards Newcrest’s earn-in Work Expenditure commitment either under paragraph 4 or 5.  Expenditures to satisfy work expenditure commitments under Section 4 of the Lease (including payments in lieu thereof) shall also constitute proper Work Expenditures under this Letter Agreement.  Once Newcrest has earned a 60% interest and elected not to earn a further 10% interest above 60% or earned a 70% interest (as applicable), the joint venture will meet any further advance royalty payments due to Bruce Miller under the Lease (which will count as joint venture expenditures).

9.

Representations and Warranties.

A.   Miranda and Newcrest hereby incorporate by reference the Participants' representations and warranties contained in Section 3.1 of Form 5A.

B.

Miranda hereby incorporates by reference the representations and warranties of "XCO" in Section 3.2 of Form 5A.

C.

Miranda hereby represents and warrants that it has received and reviewed full and complete copies of Form 5A, including all Exhibits thereto.

10.

"Dollars" and "$".  All references to "Dollars" and "$" are to United States Dollars.

11.

Force Majeure.  The provisions of Section 19.7 of Form 5A are incorporated herein by reference with respect to obligations of Newcrest and time periods for Work Expenditures under Section 4 above.  The blank in that section, for purposes of this Letter Agreement, shall be "two (2)" months.  Also included as Force Majeure events shall be the inability to gain access or permits for access to the Project for Exploration operations and the inability to obtain qualified drillers and adequate drilling equipment or other critical equipment for Exploration operations.

12.

Miranda's Right to Data and Confidentiality.  During the term of this Letter Agreement, Miranda shall have the right to review all data and information obtained by Newcrest regarding the Project, provided that it gives Newcrest reasonable advance notice of its desire to inspect same and provided further that such information shall be provided to Miranda without any representations or warranties by Newcrest as to the accuracy or completeness of same.  Newcrest shall prepare and deliver to Miranda reports of its progress and findings as soon as reasonably possible, if that information is reasonably determined by Newcrest or Miranda to be material for disclosure purposes, and in any event shall be delivered to Miranda on at least an annual basis.  All such information shall be kept confidential by the parties and shall not be disclosed except as may be necessary to comply with rules or regulations of any governmental agency or stock exchange.  Miranda or its parent company, Miranda Gold Corp., and Newcrest and any of its parent companies shall have the right, subject to reasonable advance notice to the other in order to allow the other to comment on the same, to prepare and disseminate news releases on the results and progress of Exploration operations on the Project.

13.

Governing Law; Jurisdiction and Venue.  This Letter Agreement shall be governed by Nevada law, and any disputes hereunder shall be resolved in Nevada State or Federal court.

14.

Assignment:  Except as provided below in this paragraph, neither party shall assign its rights under this Letter Agreement or in the Project without the prior written consent of the other party (not to be unreasonably withheld).  Any such assignment in violation of this provision shall be void.  Notwithstanding the foregoing, either party may assign its rights hereunder to an Affiliate as defined in Form 5A without the consent of the other.

15.

Area of Interest:  The parties hereby create an “Area of Interest” extending one (1) mile from the existing boundaries of the Property.  All claims granted to/located by Miranda or Newcrest within the Area of Interest, including any interior fractions (but, to avoid doubt, excluding any claims granted to/located by any third party), shall be subject to the terms of this Letter Agreement.

16.

Counterparts:  This Letter Agreement may be executed in any number of counterparts.  All counterparts taken together will constitute one instrument.  A faxed or emailed copy of this Letter Agreement can constitute a counterpart for the purposes of this Paragraph 16.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Letter Agreement as of the date first written above.

MIRANDA U.S.A., INC., a Nevada corporation

By:

Title:

Date of Execution:

NEWCREST RESOURCES, INC., a Colorado corporation

By:

Title:

Date of Execution:

ATTACHMENT 1

to

Letter Agreement

Between

Newcrest Resources, Inc.

and Miranda U.S.A., Inc.

1.

Leases and Agreements

See Exhibit A to Mining Lease Agreement between Miranda and Bruce Miller dated November 23 2004

2.

Owned Patented Mining Claims

No Patented Mining Claims owned by Newcrest or Miranda are subject to this Agreement.

3.

Owned Unpatented Mining Claims

No Unpatented Mining Claims owned by Newcrest or Miranda.

4.

Other Properties

20 HMF claims described in a quitclaim deed from Miranda U.S.A., Inc. to Bruce W. Miller, recorded in Lander County, Nevada, on May 9, 2008, as Document No. 251122, which are now subject to the Mining Lease Agreement described in Paragraph 1, above, of this Attachment 1.

ATTACHMENT 2

to

Letter Agreement

Between

Newcrest Resources, Inc. and Miranda U.S.A., Inc.

Recorded at the request of

and when recorded return to:

NEWCREST RESOURCES, INC.

Attn:  Land Department

1536 Cole Boulevard, Suite 210

Golden, CO  80401

MEMORANDUM OF OPTION TO ENTER INTO JOINT VENTURE AGREEMENT

THIS MEMORANDUM OF OPTION TO ENTER INTO JOINT VENTURE AGREEMENT ("this Memorandum") is made and entered into effective as of                                     (“Effective Date”).

BY AND BETWEEN

NEWCREST RESOURCES, INC., a Colorado corporation

1536 Cole Boulevard, Suite 210

Golden, Colorado  80401

Phone:  303-239-8796

Fax:  303-239-9180

(referred to below as "NEWCREST")

AND

MIRANDA U.S.A , INC., a Nevada corporation

5900 Philoree Lane

Reno, Nevada 89511

(referred to below as "MIRANDA").

1.

Pursuant to a certain Letter Agreement of even date (“Letter Agreement”), MIRANDA has granted to NEWCREST the exclusive right and option:

(a)

 to acquire an 60% undivided interest in and to that certain Mining Lease Agreement between Bruce Miller W. Miller as lessor and Miranda as Lessee, dated November 23, 2004, as amended effective     , 2008 (the “Lease”), disclosed in a Memorandum of Mining Lease Agreement recorded       , 2008 as Document No.   , in Lander County, Nevada, pertaining to the properties lying and being in the County of Lander and State of Nevada, described more particularly in Exhibit A hereto, which by this reference is made a part hereof (the “Properties”) by performance of certain “Work Expenditures” (as defined in the Letter Agreement) in connection with the Properties;

[Miranda Letter Agr., February 6, 2007]

(b)

if NEWCREST acquires the 60% undivided interest described in paragraph (a) above, to acquire an additional 10% undivided interest in the Lease by performing certain additional Work Expenditures in connection with the Properties; and

(c)

to enter into a joint venture with MIRANDA for further exploration and development of the Properties (“Joint Venture Agreement”).

2.

NEWCREST has as long as 4 years from the Effective Date to complete the requisite Work Expenditures pursuant to the Letter Agreement in order to acquire a 60% interest and as long as an additional 3 years to complete the requisite Work Expenditures in order to acquire an additional 10% interest.

3.

Either party’s interest in the Joint Venture Agreement and the Properties may be changed or may be extinguished, as provided in the Joint Venture Agreement.

4.

Either party may be required to sell its interest in the Properties and its Participating Interest in the Joint Venture Agreement to the other upon the occurrence of certain conditions set forth in the Joint Venture Agreement.

5.

Any transfer of a party’s interest in the Properties and the Joint Venture Agreement is subject to certain restrictions and conditions and to a pre-emptive right in favor of the other party.

6.

Additional terms and conditions of the relationships between the parties and concerning NEWCREST’s rights in the Properties are contained in the Letter Agreement.  Nothing contained herein enlarges or diminishes the respective rights and obligations of either NEWCREST or MIRANDA under their more comprehensive Letter Agreement and the Joint Venture Agreement contemplated thereunder.  Information concerning the more comprehensive contract may be obtained from NEWCREST at the address for NEWCREST given above.

IN WITNESS WHEREOF, the parties have executed this Lease effective as of the day and year first above written.

NEWCREST: NEWCREST RESOURCES, INC., a Colorado corporation By: Typed Name: Title:	MIRANDA: MIRANDA U.S.A, INC., a Nevada corporation By: Typed Name: Title:

STATE OF COLORADO

)

) ss.

COUNTY OF __________

)

The foregoing instrument was acknowledged before me on                          , by                                    as ____________________ of Newcrest Resources, Inc., a Colorado corporation.

Witness my hand and official seal.

My Commission expires:               .

[SEAL]

Notary Public

STATE OF NEVADA

)

) ss.

COUNTY OF_______________

)

The foregoing instrument was acknowledged before me on                             , by                                                       as          of Miranda U.S.A., Inc., a Nevada corporation.

Witness my hand and official seal.

My Commission expires:               .

[SEAL]

Notary Public

EXHIBIT A:  PROPERTY DESCRIPTION

The following listed 159  unpatented mining claims located within portions of Sections 21, and 27 through 34, T.28N. R.45E., M.D.M.; Sections 25 and 36, T.28N. R.44E., M.D.M., Lander County, Nevada, more particularly described:

CLAIM

        LOCATION         FILED

    COUNTY RECORDER          FILED           BLM SERIAL NO

NAME

         DATE

        COUNTY

          BOOK/PAGE

           BLM

             NMC

Mill-B 164

04/19/1994

07/11/1994

   409 / 062

07/15/1994

     702149

Mill-B 165

04/19/1994

07/11/1994

   409 / 063

07/15/1994

     702150

Mill-B 166

04/19/1994

07/11/1994

   409 / 064

07/15/1994

     702151

Mill-B 167

04/19/1994

07/11/1994

   409 / 065

07/15/1994

     702152

Mill-B 168

04/19/1994

07/11/1994

   409 / 066

07/15/1994

     702153

Mill-B 170

04/19/1994

07/11/1994

   409 / 067

07/15/1994

     702154

Mill-B 172

04/19/1994

07/11/1994

   409 / 068

07/15/1994

     702155

Mill-B 174

04/19/1994

07/11/1994

   409 / 069

07/15/1994

     702156

Mill-B 176

04/19/1994

07/11/1994

   409 / 070

07/15/1994

     702157

Mill-B 120

05/05/1994

07/25/1994

   409 / 318

08/02/1994

     703197

Mill-B 121

05/05/1994

07/25/1994

   409 / 319

08/02/1994

     703198

Mill-B 122

05/05/1994

07/25/1994

   409 / 320

08/02/1994

     703199

Mill-B 123

05/05/1994

07/25/1994

   409 / 321

08/02/1994

     703200

Mill-B 124

05/05/1994

07/25/1994

   409/ 322

08/02/1994

     703201

Mill-B 125

05/05/1994

07/25/1994

   409 / 323

08/02/1994

     703202

Mill-B 126

05/06/1994

07/25/1994

   409 / 324

08/02/1994

     703203

Mill-B 127

05/06/1994

07/25/1994

   409 / 325

08/02/1994

     703204

Mill-B 128

05/06/1994

07/25/1994

   409 / 326

08/02/1994

     703205

Mill-B 129

05/06/1994

07/25/1994

   409 / 327

08/02/1994

     703206

Mill-B 130

05/06/1994

07/25/1994

   409 / 328

08/02/1994

     703207

Mill-B 131

05/06/1994

07/25/1994

   409 / 329

08/02/1994

     703208

Mill-B 132

05/06/1994

07/25/1994

   409 / 330

08/02/1994

     703209

Mill-B 133

05/06/1994

07/25/1994

   409 / 331

08/02/1994

     703210

Mill-B 134

05/06/1994

07/25/1994

   409 / 332

08/02/1994

     703211

Mill-B 135

05/06/1994

07/25/1994

   409 / 333

08/02/1994

     703212

Mill-B 136

05/23/1994

07/25/1994

   409 / 334

08/02/1994

     703213

Mill-B 137

05/23/1994

07/25/1994

   409 / 335

08/02/1994

     703214

Mill-B 138

05/23/1994

07/25/1994

   409 / 336

08/02/1994

     703215

Mill-B 139

05/23/1994

07/25/1994

   409 / 337

08/02/1994

     703216

Mill-B 140

05/23/1994

07/25/1994

   409 / 338

08/02/1994

     703217

Mill-B 141

05/23/1994

07/25/1994

   409 / 339

08/02/1994

     703218

Mill-B 142

05/23/1994

07/25/1994

   409 / 340

08/02/1994

     703219

Mill-B 143

05/23/1994

07/25/1994

   409 / 341

08/02/1994

     703220

Mill-B 144

05/23/1994

07/25/1994

   409 / 342

08/02/1994

     703221

Mill-B 145

05/23/1994

07/25/1994

   409 / 343

08/02/1994

     703222

Mill-B 146

05/23/1994

07/25/1994

   409 / 344

08/02/1994

     703223

Mill-B 147

05/23/1994

07/25/1994

   409 / 345

08/02/1994

     703224

Mill-B 148

05/23/1994

07/25/1994

   409 / 346

08/02/1994

     703225

Mill-B 149

05/23/1994

07/25/1994

   409 / 347

08/02/1994

     703226

Mill-B 150

05/23/1994

07/25/1994

   409 / 348

08/02/1994

     703227

Mill-B 151

05/23/1994

07/25/1994

   409 / 349

08/02/1994

     703228

Mill-B 152

05/23/1994

07/25/1994

   409 / 350

08/02/1994

     703229

[

CLAIM

        LOCATION         FILED

    COUNTY RECORDER          FILED           BLM SERIAL NO

NAME

         DATE

        COUNTY

          BOOK/PAGE

           BLM

             NMC

Mill-B 153

05/23/1994

07/25/1994

   409 / 351

08/02/1994

     703230

Mill-B 154

05/23/1994

07/25/1994

   409 / 352

08/02/1994

     703231

Mill-B 155

05/23/1994

07/25/1994

   409 / 353

08/02/1994

     703232

Mill-B 156

05/23/1994

07/25/1994

   409 / 354

08/02/1994

     703233

Mill-B 157

05/23/1994

07/25/1994

   409 / 355

08/02/1994

     703234

Mill-B 158

05/23/1994

07/25/1994

   409 / 356

08/02/1994

     703235

Mill-B 159

05/23/1994

07/25/1994

   409 / 357

08/02/1994

     703236

Mill-B 160

05/23/1994

07/25/1994

   409 / 358

08/02/1994

     703237

Mill-B 161

05/23/1994

07/25/1994

   409 / 359

08/02/1994

     703238

Mill-B 162

05/23/1994

07/25/1994

   409 / 360

08/02/1994

     703239

Mill-B 163

05/23/1994

07/25/1994

   409 / 361

08/02/1994

     703240

Mill-B 169

07/02/1994

07/25/1994

   409 / 362

08/02/1994

     703241

Mill-B 171

07/02/1994

07/25/1994

   409 / 363

08/02/1994

     703242

Mill-B 173

07/02/1994

07/25/1994

   409 / 364

08/02/1994

     703243

Mill-B 184

05/23/1994

07/25/1994

   409 / 366

08/02/1994

     703245

Mill-B 185

05/23/1994

07/25/1994

   409 / 367

08/02/1994

     703246

Mill-B 186

05/23/1994

07/25/1994

   409 / 368

08/02/1994

     703247

Mill-B 187

05/05/1994

07/25/1994

   409 / 369

08/02/1994

     703248

Mill-B 188

05/05/1994

07/25/1994

   409 / 370

08/02/1994

     703249

Mill-B 190

05/23/1994

07/25/1994

   409 / 371

08/02/1994

     703250

Mill-B 191

05/23/1994

07/25/1994

   409 / 372

08/02/1994

     703251

Mill-B 300

05/24/1994

07/25/1994

   409 / 373

08/02/1994

     703252

Mill-B 301

05/24/1994

07/25/1994

   409 / 374

08/02/1994

     703253

Mill-B 302

05/24/1994

07/25/1994

   409 / 375

08/02/1994

     703254

Mill-B 303

05/24/1994

07/25/1994

   409 / 376

08/02/1994

     703255

Mill-B 304

05/24/1994

07/25/1994

   409 / 377

08/02/1994

     703256

Mill-B 305

05/24/1994

07/25/1994

   409 / 378

08/02/1994

     703257

Mill-B 306

05/24/1994

07/25/1994

   409 / 379

08/02/1994

     703258

Mill-B 307

05/24/1994

07/25/1994

   409 / 380

08/02/1994

     703259

Mill-B 500

05/04/1994

07/25/1994

   409 / 381

08/02/1994

     703260

Mill-B 501

05/04/1994

07/25/1994

   409 / 382

08/02/1994

     703261

Mill-B 502

05/04/1994

07/25/1994

   409 / 383

08/02/1994

     703262

Mill-B 503

05/04/1994

07/25/1994

   409 / 384

08/02/1994

     703263

Mill-B 504

05/05/1994

07/25/1994

   409 / 385

08/02/1994

     703264

Mill-B 505

05/06/1994

07/25/1994

   409 / 386

08/02/1994

     703265

Mill-B 506

05/06/1994

07/25/1994

   409 / 387

08/02/1994

     703266

CMX 101

09/07/1995

12/05/1995

   422 / 480

12/04/1995

     725976

CMX 102

09/07/1995

12/05/1995

   422 / 481

12/04/1995

     725977

CMX 112

11/18/1995

12/05/1995

   422 / 482

02/13/1996

     733225

CMX 113

11/18/1995

12/05/1995

   422 / 483

02/13/1996

     733226

CMX 114

11/18/1995

12/05/1995

   422 / 484

02/13/1996

     733227

Mill-B 507

02/17/1996

03/21/1996

   426 / 466

04/03/1996

     735516

Mill-B 508

02/17/1996

03/21/1996

   426 / 467

04/03/1996

     735517

Mill-B 509

02/17/1996

03/21/1996

   426 / 468

04/03/1996

     735518

CMX 103

10/14/1996

01/07/1997

   436 / 832

01/03/1997

     760041

CMX 104

10/14/1996

01/07/1997

   436 / 833

01/03/1997

     760042

CMX 105

10/14/1996

01/07/1997

   436 / 834

01/03/1997

     760043

CLAIM

        LOCATION         FILED

    COUNTY RECORDER          FILED           BLM SERIAL NO

NAME

         DATE

        COUNTY

          BOOK/PAGE

           BLM

             NMC

CMX 106

10/14/1996

01/07/1997

   436 / 835

01/03/1997

     760044

CMX 107

10/14/1996

01/07/1997

   436 / 836

01/03/1997

     760045

CMX 108

05/27/2000

08/24/2000

   480 / 593

08/25/2000

     817783

CMX 109

05/29/2000

08/24/2000

   480 / 594

08/25/2000

     817784

CMX 110

05/29/2000

08/24/2000

   480 / 595

08/25/2000

     817785

CMX 111

05/27/2000

08/24/2000

   480 / 596

08/25/2000

     817786

Mill-B 308

10/22/2000

01/18/2001

   485 / 253

01/18/2001

     822318

RDA 35

10/23/2000

01/18/2001

   485 / 240

01/18/2001

     822319

RDA 36

10/23/2000

01/18/2001

   485 / 241

01/18/2001

     822320

RDA 37

10/23/2000

01/18/2001

   485 / 242

01/18/2001

     822321

RDA 69

10/23/2000

01/18/2001

   485 / 239

01/18/2001

     822322

RDA 500

10/23/2000

01/18/2001

   485 / 238

01/18/2001

     822323

Rum

Dreams 200

10/28/2000

01/18/2001

   485 / 244

01/18/2001

     822324

Rum

Dreams 201

10/28/2000

01/18/2001

   485 / 245

01/18/2001

     822325

Rum

Dreams 202

10/28/2000

01/18/2001

   485 / 246

01/18/2001

     822326

Rum

Dreams 203

10/28/2000

01/18/2001

   485 / 247

01/18/2001

     822327

Rum

Dreams 204A

10/28/2000

01/18/2001

   485 / 248

01/18/2001

     822328

Rum

Dreams 205

10/28/2000

01/18/2001

   485 / 249

01/18/2001

     822329

Rum

Dreams 1

09/05/2001

11/30/2001

   496 / 526

11/30/2001

     826158

Rum

Dreams 2

09/05/2001

11/30/2001

   496 / 527

11/30/2001

     826159

Rum

Dreams 3

09/05/2001

11/30/2001

   496 / 528

11/30/2001

     826160

Rum

Dreams 4

0905/2001

11/30/2001

   496 / 529

11/30/2001

     826161

Rum

Dreams 5

09/05/2001

11/30/2001

   496 / 530

11/30/2001

     826162

Rum

Dreams 6

09/05/2001

11/30/2001

   496 / 531

11/30/2001

     826163

CLAIM

        LOCATION         FILED

    COUNTY RECORDER          FILED           BLM SERIAL NO

NAME

         DATE

        COUNTY

          BOOK/PAGE

           BLM

             NMC

Rum

Dreams 7

09/05/2001

11/30/2001

   496 / 532

11/30/2001

     826164

Rum

Dreams 8

09/05/2001

11/30/2001

   496 / 533

11/30/2001

     826165

Rum

Dreams 9

09/05/2001

11/30/2001

   496 / 534

11/30/2001

     826166

Rum

Dreams 10

09/05/20001

11/30/2001

   496 / 535

11/30/2001

     826167

Rum

Dreams 11

09/05/2001

11/30/2001

   496 / 536

11/30/2001

     826168

Rum

Dreams 12

09/05/2001

11/30/2001

   496 / 537

11/30/2001

     826169

Rum

Dreams 13

09/05/2001

11/30/2001

   496 / 538

11/30/2001

     826170

Rum

Dreams 14

09/05/2001

11/30/2001

   496 / 539

11/30/2001

     826171

Rum

Dreams 15

09/05/2001

11/30/2001

   496 / 540

11/30/2001

     826172

Rum

Dreams 16

09/05/2001

11/30/2001

   496 / 541

11/30/2001

     826173

Rum

Dreams 17

09/05/2001

11/30/2001

   496 / 542

11/30/2001

     826174

Rum

Dreams 18

09/05/2001

11/30/2001

   496 / 543

11/30/2001

     826175

Rum

Dreams 19

09/05/2001

11/30/2001

   496 / 544

11/30/2001

     826176

Rum

Dreams 20

09/05/2001

11/30/2001

   496 / 545

11/30/2001

     826177

Rum

Dreams 21

09/05/2001

11/30/2001

   496 / 546

11/30/2001

     826178

Rum

Dreams 22

09/05/2001

11/30/2001

   496 / 547

11/30/2001

     826179

HMT 1

04/14/2000

07/07/2000

   479 / 201

07/10/2000

     817090

CLAIM

        LOCATION         FILED

    COUNTY RECORDER          FILED           BLM SERIAL NO

NAME

         DATE

        COUNTY

          BOOK/PAGE

           BLM

             NMC

HMT 2

04/14/2000

07/07/2000

   479 / 202

07/10/2000

     817091

HMT 3

04/14/2000

07/07/2000

   479 / 203

07/10/2000

     817092

HMT 4

04/14/2000

07/07/2000

   479 / 204

07/10/2000

     817093

HMT 5

04/14/2000

07/07/2000

   479 / 205

07/10/2000

     817094

HMT 6

04/14/2000

07/07/2000

   479 / 206

07/10/2000

     817095

HMT 7

04/14/2000

07/07/2000

   479 / 207

07/10/2000

     817096

HMT 8

04/14/2000

07/07/2000

   479 / 208

07/10/2000

     817097

HMT 9

04/14/2000

07/07/2000

   479 / 209

07/10/2000

     817098

HMT 10

04/14/2000

07/07/2000

   479 / 210

07/10/2000

     817099

HMF 1

09/23/2005

   549 / 749

     915378

HMF 2

09/23/2005

   549 / 750

     915379

HMF 3

09/23/2005

   549 / 751

     915380

HMF 4

09/23/2005

   549 / 752

     915381

HMF 5

09/23/2005

   549 / 753

     915382

HMF 6

09/23/2005

   549 / 754

     915383

HMF 7

09/23/2005

   549 / 755

     915384

HMF 8

09/22/2005

   549 / 756

     915385

HMF 9

09/22/2005

   549 / 757

     915386

HMF 10

09/22/2005

   549 / 758

     915387

HMF 11

09/22/2005

   549 / 759

     915388

HMF 12

09/22/2005

   549 / 760

     915389

HMF 13

09/22/2005

   549 / 761

     915390

HMF 14

09/24/2005

   549 / 762

     915391

HMF 15

09/24/2005

   549 / 763

     915392

HMF 16

09/24/2005

   549 / 764

     915393

HMF 17

09/24/2005

   549 / 765

     915394

HMF 18

09/24/2005

   549 / 766

     915395

HMF 19

09/24/2005

   549 / 767

     915396

HMF 20

09/24/2005

   549 / 768

     915397

ATTACHMENT 3

to

Letter Agreement

Between

Newcrest Resources, Inc. and Miranda U.S.A., Inc.

CONVEYANCE AND ASSIGNMENT

THIS CONVEYANCE AND ASSIGNMENT, made this _________________ day of ________________, 20  , between Miranda U.S.A., Inc. (“Miranda”), a Nevada corporation, and Newcrest Resources, Inc. (“Newcrest”), a Colorado corporation:

WITNESSETH, for Ten Dollars and other good and valuable considerations to Miranda in hand paid by Newcrest, the receipt whereof is hereby confessed and acknowledged, Miranda has granted, bargained, sold, assigned and conveyed, and by these presents does grant, bargain, sell, assign, convey and confirm unto Newcrests, its successors and assigns forever, a   % undivided interest in and to that certain Mining Lease Agreement between Bruce Miller W. Miller as lessor and Miranda as Lessee, dated November 23, 2004, as amended effective     , 2008, disclosed in a Memorandum of Mining Lease Agreement recorded       , 2008 as Document No.   , in Lander County, Nevada, pertaining to the properties lying and being in the County of Lander and State of Nevada, described more particularly in Exhibit A hereto, which by this reference is made a part hereof.

Party of the first part will WARRANT AND DEFEND TITLE TO SAID PROPERTIES AGAINST ALL PARTIES CLAIMING BY, THROUGH OR UNDER PARTY OF THE FIRST PART, BUT NOT OTHERWISE.

IN WITNESS WHEREOF the said party of the first part has hereunto set its hand and seal the day and year first above written.

MIRANDA U.S.A., INC.

By:

Title:

[

STATE OF

)

)  ss.

COUNTY OF

)

The foregoing instrument was acknowledged before me this _______ day of ____________, 200__, by _______________________________________, as __________________ of Miranda U.S.A., Inc., a Nevada corporation.

Witness my hand and official seal.

Notary Public

My commission expires:

ATTACHMENT 4

to

Letter Agreement
Between
Newcrest Resources, Inc. and Miranda U.S.A., Inc.

Unless otherwise agreed at the time that Form 5A becomes effective, the following provisions are to be inserted in the Sections set forth below of Form 5A:

1.

Section 3.4:  Record title to the Lease of the Properties to be held by the Participants as tenants in common.  Title to other assets shall be held in the name of the Manager.

2.

Section 5.1:

(a)

With respect to Sections 5.1 (a) and (b), the amount attributed to Newcrest’s Initial Contribution for purposes of dilution calculations shall be either the $3,250,000 expended under Paragraph 4 of the Letter Agreement or $8,250,000 expended under Paragraphs 4 and 5 of the Letter Agreement and the agreed amount attributed to Miranda’s Initial Contribution for purposes of dilution calculations shall be either 4/6 of Newcrest’s Initial Contribution under Paragraph 4 of the Letter Agreement or 3/7 of Newcrest’s Initial Contribution under Paragraphs 4 and 5, as applicable.

(b)

Sections 5.1(c) and 5.1(d) of Form 5A are deleted as inapplicable.

3.

Section 5.2:  Section 5.2 of Form 5A is deleted and replaced with the following:

In the event either Participant fails to contribute its undivided interest in the Properties to the Joint Venture as required for its Initial Contribution, then without waiving any other rights and remedies hereunder or at law or in equity, the other Participant shall have a right to specific performance of the obligation to contribute the Properties.

4.

Section 6.1:  The Participants shall have initial Participating Interests equal to their undivided interests in the Properties at the time the Joint Venture Agreement becomes effective, i.e.:

Newcrest— 60% or 70%

Miranda—40% or 30%

5.

Section 6.3(a) and (b):  A Participant shall be deemed to have withdrawn from the Joint Venture and relinquished its entire Participating Interest if, at any time, its Participating Interest becomes less than 10%.  The percentage of Net Proceeds to which the Reduced

Participant is entitled shall be five percent (5) and the maximum amount shall be 100% of the Reduced Participant's Equity Account balance as of the effective date of the withdrawal

6.

Section 7.2:  Decisions of the Management Committee shall be made by simple majority vote with one representative of each Participant having a voting interest equal to his or her appointing Participant’s Participating Interest, except that sale of all or substantially all assets of the Joint Venture, or the initiation of any litigation or the settlement of any litigation in which the amount in settlement involves payments, commitments or obligations in excess of two hundred thousand dollars ($200,000) in cash or value, shall require approval of Participants having a cumulative Participating Interest of at least 75% .

7.

Section 8.1:  Newcrest shall be the initial Manager unless replaced pursuant to Form 5A.

8.

Section 8.2(q):  All obligations of Manager under Section 6.2 with respect to Continuing Obligations shall be conditioned upon receipt by Manager of Miranda’s proportionate share of funds for such Continuing Obligations.  The right of entry for inspection of work directed toward Continuing Obligations shall be at reasonable intervals so as not to interrupt work being performed and shall be at the inspecting Participant’s sole risk.

9.

Section 8.3:  Add the following sentence to the end of Section 8.3:

Each Participant shall indemnify the Manager to the extent of such Participant’s Participating Interest for all expenditures made by Manager pursuant to approved Programs and Budgets and this Agreement and for all cost, claims, expenses, losses, liabilities and damages incurred or suffered by Manager in relation to the Joint Venture unless the Manager has, in so acting, been guilty of gross negligence or willful misconduct.

10.

Section 8.4:  Manager may resign upon three months prior notice, in which case the other Participant may elect to become the new Manager by notice within 60 days after the notice of resignation.  Manager shall be deemed to have offered to resign under Section 8.4(a) if its Participating Interest becomes less than 50%.

11.

Section 9.5(b)(ii):  There shall be no change in the reduction after Payout from that before Payout (i.e., the factor shall be 1.0).

12.

Section 9.6(c):  If actual expenditures for a Program are less than the amount the contributing Participant would have been obligated to pay under the original Budget, then a Reduced Participant may reinstate its former interest upon payment of its former share of the revised Budget, plus 20%, in lieu of interest.

12A.

Sections 9.10, 10.2:  Shall be revised as required to reflect the following.

If the Management Committee approves the Development of the mine described in a Feasibility Study then:

(1)

Subject to (2) and (3) below, the Manager shall proceed with implementation of the Development in accordance with an approved Program and Budget.

(2)

Subject to (3) below, during the three (3) month period commencing on the date of that Management Committee approval (“Initial Period”) the Manager shall undertake preparatory activities (including, without limitation, obtaining all required approvals and permits, ordering equipment, putting contracts in place, and undertaking planning and preparation) required to commence the Development and may issue any billing or cash call to the Participants for such preparatory work, but shall not issue any billing or cash call to the Participants for any amounts relating to actual Development work (including, without limitation, payments for any plant, equipment, services or consumables constituting part of the Development).

(3)

If during the Initial Period the Manager wishes to undertake actual Development work and bill or cash call the Participants for amounts relating to such work it must first obtain the approval of Newcrest (in its absolute discretion).  If and to the extent Newcrest approves any such work and billing, Miranda may request Newcrest to fund such billings during the Initial Period, in which case Newcrest will advance to Miranda as a loan Miranda’s proportionate share of such billings or cash calls.  The loan will bear interest (at a commercial rate to be agreed and setout in the Joint Venture Agreement) and the loan plus interest must be repaid by Miranda no later than the last working day of the Initial Period, failing which Miranda will be deemed to be in default under the Joint Venture Agreement.

13.

Section 9.12:  Percentage limitation on Budget overruns:  15%.  If Manager determines that modification of an existing Program and Budget is desirable, Manager may call a special meeting of the Management Committee in accordance with Section 7.3 with the proposed revised Program and Budget being delivered with the notice of the meeting in accordance with Section 9.3.

14.

Section 10.3:  Percentage points over Prime Rate:  two.

15.

Section 12.2:    Delete entire section.

16.

Section 16.1:  Transfers in violation of Section 16.1 shall be void.

17.

Section 18.3:  The first sentence of the second paragraph of Section 18.3 is replaced with the following:

The Participant disclosing Confidential Information pursuant to this Section 18.3, shall disclose such Confidential Information to only those parties who have a bona fide need to have access to such Confidential Information for the purpose for which disclosure to such parties is permitted under this Section 18.3 and (except for the officers, directors, employees, attorneys and accountants of the disclosing Participant’s Affiliates and those Affiliates themselves, for whom that Participant shall be responsible and liable to the other Participant for any use of or disclosure of the confidential Information by any such person or Affiliate in violation of this Article XVIII) who have agreed in writing supplied to, and enforceable by, the other Participant or are otherwise bound by and subject to enforceable policies and practices of the other Participant, to protect the Confidential Information from further disclosure, to use such Confidential Information solely for such purpose and to otherwise be bound by the provisions of this Article XVIII.

18.

Section 18.5:  Delete the last sentence of the Section and replace it with the following:

Any press release or other public announcement or disclosure to be issued by either Participant relating to this Business shall not identify the other Participant unless such other Participant has given its prior written consent to such identification.

19.

Section 19.7:  Add inability to gain access or permits for access to the Property and inability to obtain qualified drillers or other workers or drill rigs or other critical equipment to the events constituting Force Majuere.

20.

Exhibit B – Accounting Procedures, Section 2.13:  Percentages for Management Fees during Exploration and Development Phases shall be set at 5% of all directly chargeable expenditures except as provided in Paragraph 5B of the Letter Agreement.  The Management Fee during the Mining Phase shall be negotiated and agreed in the Joint Venture Agreement referred to in Paragraph 7 of the Letter Agreement.